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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                                  A.S.V., INC.
                                -----------------
             (Exact name of registrant as specified in its charter)
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
         Minnesota                        0-25620                               41-1459569
----------------------------      ------------------------         ------------------------------------
(State or other jurisdiction      (Commission file number)         (I.R.S. Employer Identification No.)
     of incorporation)
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                  840 Lily Lane, Grand Rapids, Minnesota 55744
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                    (Address of principal executive offices)

                                 (218) 327-3434
                   ------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 1, 2004, A.S.V., Inc. ("ASV" or the "Company") entered into a merger agreement with Loegering Mfg. Inc., a North Dakota corporation corporation, LMI Merger Corp., a North Dakota corporation and wholly owned subsidiary of the Company, The Marilyn A. Loegering Revocable Trust and Marilyn
A. Loegering. A copy of the merger agreement is filed as Exhibit 2.1 to, and incorporated by reference in, this report.

      The information set forth under Item 2.01, "Completion of Acquisition or Disposition of Assets," below also is intended to be disclosed under this Item
1.01 and is hereby incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On October 1, 2004, ASV closed its previously announced acquisition of Loegering Mfg. Inc. of Casselton, North Dakota in a merger transaction. The merger became effective in North Dakota on October 4, 2004. ASV acquired all the outstanding shares of common stock of Loegering for $18,230,000 through the issuance of approximately 430,000 shares of ASV common stock valued at $14.75 million and cash of $3.48 million. Of the total ASV shares issued in the transaction, 130,699 shares will be registered for resale on a Form S-3 Registration Statement. Following completion of the transaction, Loegering became a wholly owned subsidiary of ASV. In a related transaction, ASV acquired real property representing Loegering's manufacturing facility from Loegering affiliates for $1.57 million in cash.

      Loegering is the original manufacturer and a leader in over-the-tire steel tracks for wheeled skid-steers and also provides attachments for the skid-steer market. In addition, Loegering has developed new, proprietary technology - the Versatile Track System(R) (VTS(R)) - a bolt on bolt off track system that will convert most skid-steers from wheels to rubber tracks.

      Prior to these transactions, there were no material relationships between the Company and Loegering, nor any of their officers, directors, or affiliates.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of business acquired.

      The Company will provide the financial statements required by paragraph
(a) of Item 9.01 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A not later than 71 days after the date on which this initial report must be filed (i.e., on or before December 17, 2004).

      (b) Pro forma financial information.

      The Company will provide the pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A not later than 71 days after the date on which this initial report must be filed (i.e., on or before December 17, 2004).

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      (c) Exhibits.

      2.1 Merger Agreement, dated as of October 1, 2004, by and among the Company, Loegering Mfg. Inc., LMI Merger Corp., The Marilyn A. Loegering Revocable Trust and Marilyn A. Loegering


      The Company agrees to furnish supplementally to the Commission a copy of omitted schedules and exhibits to the Merger Agreement upon request.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 6, 2004

                                             A.S.V., INC.

                                             By: /s/ Gary Lemke
                                                 -------------------------------
                                                 Name: Gary Lemke
                                                 Title: Chief Executive Officer

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                                  EXHIBIT INDEX

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Exhibit No.                              Description
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
   2.1 Merger Agreement, dated as of October 1, 2004, by and among the Company, Loegering Mfg. Inc., LMI Merger Corp., The Marilyn A. Loegering Revocable Trust and Marilyn A. Loegering
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The Company agrees to furnish supplementally to the Commission a copy of omitted schedules and exhibits to the Merger Agreement upon request.